MERRILL LYNCH
                                                              CALIFORNIA
                                                              INSURED
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC

                                                              Performance

                                                              Semi-Annual Report
                                                              February 29, 2000

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bond yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.

Although investors received more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended February 29, 2000, our investment strategy focused on seeking to provide an attractive level of income exempt from Federal and California income taxes. During the period, we slightly restructured the Fund by increasing the average level of coupon issues to seek to improve our current return. We also shortened the Fund's average portfolio maturity in an effort to reduce volatility. This restructuring has been a slow process and is ongoing, largely because of a lack of California issuance and a relatively illiquid secondary market. However, this newer structure is less interest rate sensitive, and we expect it should provide a higher current coupon income. We also continued to emphasize credit quality. We purposely underutilized the portion of Fund assets that can be committed to uninsured securities. At the close of the six-month period, 100% of the Fund's assets were rated AA or better by at least one of the major rating agencies, and 97% of the portfolio was rated AAA with bond insurance. Our high-quality issues helped Fund performance as lower-rated credits did not perform well in last year's rising interest rate environment.

In Conclusion

We appreciate your interest in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

March 30, 2000

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
--------------------------------------------------------------------------------
Class A Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -4.43%             -8.25%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +6.55              +5.68
--------------------------------------------------------------------------------
Inception (2/26/93)
through 12/31/99                                   +4.60              +3.98
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
--------------------------------------------------------------------------------
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -5.02%             -5.93%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +5.88              +5.88
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                   +5.37              +5.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
--------------------------------------------------------------------------------
Class B Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -4.91%             -8.56%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +5.99              +5.99
--------------------------------------------------------------------------------
Inception (2/26/93)
through 12/31/99                                   +4.08              +4.08
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
--------------------------------------------------------------------------------
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -4.62%             -8.43%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +6.42              +5.55
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                   +5.93              +5.10
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                              6 Month       12 Month     Since Inception   Standardized
As of February 29, 2000                                    Total Return   Total Return    Total Return     30-Day Yield
-----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class A Shares       -1.17%        -4.40%         +37.04%          4.88%
-----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares       -1.32         -4.87          +32.42           4.58
-----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares       -1.37         -4.98          +32.19           4.48
-----------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares       -1.12         -4.48          +35.98           4.79
-----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 2/26/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

SCHEDULE OF INVESTMENTS                                         (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                      Value
---------------------------------------------------------------------------------------------------------------------------------
California--97.3%
---------------------------------------------------------------------------------------------------------------------------------
                           Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien,
                           Series A (e):
AAA      Aaa      $2,845     5.25% due 10/01/2021                                                                         $ 2,611
AAA      Aaa       1,000     5% due 10/01/2029                                                                                854
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Alameda County, California, Water District Revenue Refunding Bonds, 4.75% due 6/01/2020 (e)      1,711
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public Improvements
                           Project), Series A, 5% due 9/01/2027 (d)                                                           860
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds,
                           RITES, 8.87% due 12/28/2018 (e)(g)                                                               1,104
---------------------------------------------------------------------------------------------------------------------------------
AA-      Aa2         790   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (c)                 811
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   California Health Facilities Finance Authority Revenue Bonds (Scripps Memorial Hospital),
                           Series A, 6.375% due 10/01/2022 (e)                                                              2,040
---------------------------------------------------------------------------------------------------------------------------------
A1+      NR*         600   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
                           VRDN, Series F, 3.20% due 11/01/2026 (h)                                                           600
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   California State Department of Water Resources, Water System Revenue Refunding Bonds
                           (Central Valley Project), Series Q, 5.375% due 12/01/2027 (e)                                    1,833
---------------------------------------------------------------------------------------------------------------------------------
A+       Aaa       2,000   California State Public Works Board, Lease Revenue Bonds (Department of Corrections),
                           Series A, 7% due 11/01/2004 (f)                                                                  2,230
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   California State Public Works Board, Lease Revenue Refunding Bonds (Various Community
                           College Project), Series B, 5.625% due 3/01/2019 (a)                                             1,472
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,700   Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding Bonds
                           (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (e)                                  2,491
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   East Bay, California, Municipal Utilities District, Water System Revenue Bonds, 4.75%
                           due 6/01/2028 (e)                                                                                  817
---------------------------------------------------------------------------------------------------------------------------------
                           Grossmont, California, Unified High School District, COP (d):
AAA      Aaa       1,220     5.65% due 9/01/2017                                                                            1,211
AAA      Aaa       2,250     5.75% due 9/01/2026                                                                            2,202
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Industry, California, Urban Development Agency, Tax Allocation Refunding Bonds
                           (Transportation District Industrial Redevelopment Project 2), 6.50% due 11/01/2016 (e)(i)        2,632
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Irvine, California, Public Facilities and Infrastructure Authority, Assessment Revenue
                           Refunding Bonds, Series A, 5.05% due 9/02/2022 (a)                                                 882
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue
                           Refunding Bonds, RITR, Series 21, 7.97% due 8/15/2018 (e)(g)                                     1,800
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                           AMT, Series RI-7, 9.595% due 11/01/2026 (e)(g)                                                   2,056
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RITES  Residual Interest Tax-Exempt Securities
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                      Value
---------------------------------------------------------------------------------------------------------------------------------
California (concluded)
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $1,000   Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                           Refunding Bonds, Proposition A--First Tier, Senior Series C, 5% due 7/01/2026 (a)              $   861
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,140   Mount Diablo, California, Unified School District, Community Facilities District Special Tax
                           No. 1, 6.30% due 8/01/2022 (a)                                                                   2,175
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Mountain View, California, Capital Improvements Financing Authority, Revenue Refunding
                           Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (e)                                     2,606
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (b)(f)                   3,302
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Pomona, California, Public Financing Authority, Revenue Refunding Bonds (Southwest
                           Pomona Redevelopment Project), Series W, 5% due 2/01/2024 (e)                                    2,608
---------------------------------------------------------------------------------------------------------------------------------
                           Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds:
AAA      Aaa       2,000     INFLOS, 9.173% due 8/15/2018 (b)(g)                                                            2,105
AAA      Aaa       2,625     Series L, 5.125% due 7/01/2022 (e)                                                             2,341
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Salida, California, Area Public Facilities Financing Agency, Community Facilities District
                           Special Tax Refunding Bonds (No. 1988-1), 5.25% due 9/01/2028 (d)                                2,246
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds, Series A,
                           5.25% due 5/15/2027 (b)                                                                          1,804
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding
                           Bonds, 5% due 7/01/2028 (a)                                                                        856
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   San Francisco, California, City and County Airport Commission, International Airport
                           Revenue Bonds, AMT, Second Series, Issue 11, 6.25% due 5/01/2026 (b)                             2,530
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area
                           Redevelopment Project), 5% due 8/01/2026 (a)                                                     1,722
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion), Series A,
                           6.70% due 9/01/2004 (b)(f)                                                                       2,750
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,630   Temecula Valley, California, Unified School District, GO, Series F, 5.80% due 9/01/2014 (d)      1,666
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Turlock, California, Irrigation District Revenue Refunding Bonds, Series A,
                           5% due 1/01/2026 (e)                                                                             2,156
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   University of California, Revenue Refunding Bonds (Research Facilities), Series C,
                           5% due 9/01/2021 (d)                                                                             1,320
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$62,860)--97.3%                                                                                   63,265

Variation Margin on Financial Futures Contracts**--(0.0%)                                                                     (14)

Other Assets Less Liabilities--2.7%                                                                                         1,751
                                                                                                                          -------
Net Assets--100.0%                                                                                                        $65,002
                                                                                                                          =======
---------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
**    Financial futures contracts sold as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                               Expiration
Contracts                      Issue                       Date           Value
--------------------------------------------------------------------------------
 50                        US Treasury Bonds            March 2000        $4,664
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$4,612)                                            $4,664
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

FINANCIAL INFORMATION

----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000
----------------------------------------------------------------------------------------------------------------------------
Assets:             Investments, at value (identified cost--$62,860,248) .....................                  $ 63,264,511
                    Cash .....................................................................                       129,596
                    Receivables:
                      Interest ...............................................................   $  1,033,703
                      Securities sold ........................................................        872,327
                      Beneficial interest sold ...............................................          5,102      1,911,132
                                                                                                 ------------
                    Prepaid registration fees and other assets ...............................                        12,333
                                                                                                                ------------
                    Total assets .............................................................                    65,317,572
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                      Beneficial interest redeemed ...........................................         99,705
                      Dividends to shareholders ..............................................         70,048
                      Investment adviser .....................................................         22,828
                      Distributor ............................................................         21,084
                      Variation margin .......................................................         14,063        227,728
                                                                                                 ------------
                    Accrued expenses and other liabilities ...................................                        87,602
                                                                                                                ------------
                    Total liabilities ........................................................                       315,330
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets ...............................................................                  $ 65,002,242
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized ........................................................                  $     80,255
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ........................................................                       492,044
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ........................................................                        29,172
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ........................................................                        75,912
                    Paid-in capital in excess of par .........................................                    67,473,459
                    Accumulated realized capital losses on investments--net ..................                    (3,251,148)
                    Accumulated distributions in excess of realized capital gains--net .......                      (249,215)
                    Unrealized appreciation on investments--net ..............................                       351,763
                                                                                                                ------------
                    Net assets ...............................................................                  $ 65,002,242
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:    Class A--Based on net assets of $7,700,096 and 802,551 shares
                    of beneficial interest outstanding .......................................                  $       9.59
                                                                                                                ============
                    Class B--Based on net assets of $47,215,906 and 4,920,437 shares
                    of beneficial interest outstanding .......................................                  $       9.60
                                                                                                                ============
                    Class C--Based on net assets of $2,797,866 and 291,722 shares
                    of beneficial interest outstanding .......................................                  $       9.59
                                                                                                                ============
                    Class D--Based on net assets of $7,288,374 and 759,123 shares
                    of beneficial interest outstanding .......................................                  $       9.60
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Statement of Operations

                                                                                    For the Six Months Ended
                                                                                           February 29, 2000
------------------------------------------------------------------------------------------------------------
Investment Income: Interest and amortization of premium and discount earned ....                 $ 2,128,069
------------------------------------------------------------------------------------------------------------
Expenses:     Investment advisory fees .........................................   $   196,989
              Account maintenance and distribution fees--Class B ...............       130,067
              Professional fees ................................................        31,359
              Registration fees ................................................        26,067
              Accounting services ..............................................        25,226
              Printing and shareholder reports .................................        19,027
              Account maintenance and distribution fees--Class C ...............        10,758
              Transfer agent fees--Class B .....................................        10,659
              Custodian fees ...................................................         6,815
              Account maintenance fees--Class D ................................         3,772
              Trustees' fees and expenses ......................................         3,219
              Pricing fees .....................................................         2,673
              Transfer agent fees--Class A .....................................         1,472
              Transfer agent fees--Class D .....................................         1,314
              Transfer agent fees--Class C .....................................           776
              Other ............................................................         4,972
                                                                                   -----------
              Total expenses ...................................................                     475,165
                                                                                                 -----------
              Investment income--net ...........................................                   1,652,904
                                                                                                 -----------
------------------------------------------------------------------------------------------------------------
Realized &    Realized loss on investments--net ................................                  (3,200,568)
Unrealized    Change in unrealized appreciation/depreciation on investments--net                     455,371
Gain                                                                                             -----------
(Loss) on     Net Decrease in Net Assets Resulting from Operations .............                 $(1,092,293)
Invest-                                                                                          ===========
ments--Net:
------------------------------------------------------------------------------------------------------------

              See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Statements of Changes in Net Assets

                                                                                                For the Six     For the Year
                                                                                                Months Ended       Ended
                                                                                                February 29,     August 31,
Increase (Decrease) in Net Assets:                                                                  2000            1999
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  1,652,904    $  3,665,898
                     Realized gain (loss) on investments--net ...............................     (3,200,568)        815,769
                     Change in unrealized appreciation/depreciation on investments--net .....        455,371      (5,579,600)
                                                                                                ------------    ------------
                     Net decrease in net assets resulting from operations ...................     (1,092,293)     (1,097,933)
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ..............................................................       (212,896)       (458,272)
Shareholders:          Class B ..............................................................     (1,175,172)     (2,554,677)
                       Class C ..............................................................        (79,085)       (180,916)
                       Class D ..............................................................       (185,751)       (472,033)
                     In excess of realized gain on investments--net:
                       Class A ..............................................................             --         (28,215)
                       Class B ..............................................................             --        (177,057)
                       Class C ..............................................................             --         (12,805)
                       Class D ..............................................................             --         (31,138)
                                                                                                ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................     (1,652,904)     (3,915,113)
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions    (12,499,170)     (8,725,912)
Transactions:                                                                                   ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...........................................    (15,244,367)    (13,738,958)
                     Beginning of period ....................................................     80,246,609      93,985,567
                                                                                                ------------    ------------
                     End of period ..........................................................   $ 65,002,242    $ 80,246,609
                                                                                                ============    ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Financial Highlights

                                                                                             Class A
                                                                    ---------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended              For the Year Ended August 31,
                                                                     Feb. 29,     -------------------------------------------
Increase (Decrease) in Net Asset Value:                                2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...........   $ 9.95      $ 10.54     $ 10.25     $  9.84     $  9.65
Operating                                                             ------      -------     -------     -------     -------
Performance:       Investment income--net .........................      .24          .47         .49         .50         .52
                   Realized and unrealized gain (loss) on
                   investments--net ...............................     (.36)        (.56)        .29         .41         .19
                                                                      ------      -------     -------     -------     -------
                   Total from investment operations ...............     (.12)        (.09)        .78         .91         .71
                                                                      ------      -------     -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .......................     (.24)        (.47)       (.49)       (.50)       (.52)
                     In excess of realized gain on investments--net       --         (.03)         --          --          --
                                                                      ------      -------     -------     -------     -------
                   Total dividends and distributions ..............     (.24)        (.50)       (.49)       (.50)       (.52)
                                                                      ------      -------     -------     -------     -------
                   Net asset value, end of period .................   $ 9.59      $  9.95     $ 10.54     $ 10.25     $  9.84
                                                                      ======      =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .............    (1.17%)+     (1.01%)      7.79%       9.50%       7.44%
Return:**                                                             ======      =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .................      .92%*        .92%        .81%        .63%        .49%
Average                                                               ======      =======     =======     =======     =======
Net Assets:        Expenses .......................................      .92%*        .92%        .82%        .89%        .85%
                                                                      ======      =======     =======     =======     =======
                   Investment income--net .........................     5.01%*       4.47%       4.74%       5.03%       5.20%
                                                                      ======      =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .......   $7,700      $ 9,663     $12,520     $12,438     $14,183
Data:                                                                 ======      =======     =======     =======     =======
                   Portfolio turnover .............................    65.34%      151.45%      82.91%      67.28%      87.77%
                                                                      ======      =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Financial Highlights (continued)

                                                                                             Class B
                                                                    ----------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended         For the Year Ended August 31,
                                                                     Feb. 29,      -------------------------------------------
Increase (Decrease) in Net Asset Value:                                2000         1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...........   $  9.95      $ 10.55     $ 10.25     $  9.84     $  9.65
Operating                                                             -------      -------     -------     -------     -------
Performance:       Investment income--net .........................       .22          .41         .44         .45         .47
                   Realized and unrealized gain (loss) on
                   investments--net ...............................      (.35)        (.57)        .30         .41         .19
                                                                      -------      -------     -------     -------     -------
                   Total from investment operations ...............      (.13)        (.16)        .74         .86         .66
                                                                      -------      -------     -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .......................      (.22)        (.41)       (.44)       (.45)       (.47)
                     In excess of realized gain on investments--net        --         (.03)         --          --          --
                                                                      -------      -------     -------     -------     -------
                   Total dividends and distributions ..............      (.22)        (.44)       (.44)       (.45)       (.47)
                                                                      -------      -------     -------     -------     -------
                   Net asset value, end of period .................   $  9.60      $  9.95     $ 10.55     $ 10.25     $  9.84
                                                                      =======      =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .............     (1.32%)+     (1.61%)      7.35%       8.95%       6.89%
Return:**                                                             =======      =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .................      1.42%*       1.42%       1.31%       1.14%        .99%
Average                                                               =======      =======     =======     =======     =======
Net Assets:        Expenses .......................................      1.42%*       1.42%       1.32%       1.39%       1.36%
                                                                      =======      =======     =======     =======     =======
                   Investment income--net .........................      4.51%*       3.96%       4.24%       4.52%       4.69%
                                                                      =======      =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .......   $47,216      $57,410     $66,805     $69,320     $73,292
Data:                                                                 =======      =======     =======     =======     =======
                   Portfolio turnover .............................     65.34%      151.45%      82.91%      67.28%      87.77%
                                                                      =======      =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Financial Highlights (continued)

                                                                                            Class C
                                                                    ------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended            For the Year Ended August 31,
                                                                     Feb. 29,     ----------------------------------------
Increase (Decrease) in Net Asset Value:                                2000        1999        1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...........   $ 9.94      $ 10.54     $10.24     $ 9.84     $ 9.64
Operating                                                             ------      -------     ------     ------     ------
Performance:       Investment income--net .........................      .21          .40        .43        .44        .46
                   Realized and unrealized gain (loss) on
                   investments--net ...............................     (.35)        (.57)       .30        .40        .20
                                                                      ------      -------     ------     ------     ------
                   Total from investment operations ...............     (.14)        (.17)       .73        .84        .66
                                                                      ------      -------     ------     ------     ------
                   Less dividends and distributions:
                     Investment income--net .......................     (.21)        (.40)      (.43)      (.44)      (.46)
                     In excess of realized gain on investments--net       --         (.03)        --         --         --
                                                                      ------      -------     ------     ------     ------
                   Total dividends and distributions ..............     (.21)        (.43)      (.43)      (.44)      (.46)
                                                                      ------      -------     ------     ------     ------
                   Net asset value, end of period .................   $ 9.59      $  9.94     $10.54     $10.24     $ 9.84
                                                                      ======      =======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .............    (1.37%)+     (1.71%)     7.25%      8.74%      6.90%
Return:**                                                             ======      =======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .................     1.52%*       1.53%      1.42%      1.24%      1.10%
Average                                                               ======      =======     ======     ======     ======
Net Assets:        Expenses .......................................     1.52%*       1.53%      1.42%      1.49%      1.46%
                                                                      ======      =======     ======     ======     ======
                   Investment income--net .........................     4.40%*       3.86%      4.13%      4.42%      4.59%
                                                                      ======      =======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .......   $2,798      $ 4,027     $4,537     $5,361     $4,901
Data:                                                                 ======      =======     ======     ======     ======
                   Portfolio turnover .............................    65.34%      151.45%     82.91%     67.28%     87.77%
                                                                      ======      =======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------------------

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

Financial Highlights (concluded)

                                                                                            Class D
                                                                    ------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended            For the Year Ended August 31,
                                                                     Feb. 29,     ----------------------------------------
Increase (Decrease) in Net Asset Value:                                2000        1999        1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...........  $ 9.95      $ 10.55     $ 10.26     $ 9.85     $ 9.65
Operating                                                            ------      -------     -------     ------     ------
Performance:       Investment income--net .........................     .24          .46         .48        .49        .51
                   Realized and unrealized gain (loss) on
                   investments--net ...............................    (.35)        (.57)        .29        .41        .20
                                                                     ------      -------     -------     ------     ------
                   Total from investment operations ...............    (.11)        (.11)        .77        .90        .71
                                                                     ------      -------     -------     ------     ------
                   Less dividends and distributions:
                     Investment income--net .......................    (.24)        (.46)       (.48)      (.49)      (.51)
                     In excess of realized gain on investments--net      --         (.03)         --         --         --
                                                                     ------      -------     -------     ------     ------
                   Total dividends and distributions ..............    (.24)        (.49)       (.48)      (.49)      (.51)
                                                                     ------      -------     -------     ------     ------
                   Net asset value, end of period .................  $ 9.60      $  9.95     $ 10.55     $10.26     $ 9.85
                                                                     ======      =======     =======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .............   (1.12%)+     (1.21%)      7.68%      9.39%      7.44%
Return:**                                                            ======      =======     =======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .................    1.02%*       1.02%        .91%       .74%       .59%
Average                                                              ======      =======     =======     ======     ======
Net Assets:        Expenses .......................................    1.02%*       1.02%        .92%       .98%       .95%
                                                                     ======      =======     =======     ======     ======
                   Investment income--net .........................    4.91%*       4.36%       4.63%      4.92%      5.09%
                                                                     ======      =======     =======     ======     ======
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) .......  $7,288      $ 9,147     $10,124     $4,939     $4,304
Data:                                                                ======      =======     =======     ======     ======
                   Portfolio turnover .............................   65.34%      151.45%      82.91%     67.28%     87.77%
                                                                     ======      =======     =======     ======     ======
--------------------------------------------------------------------------------------------------------------------------

             *     Annualized.
             **    Total investment returns exclude the effects of sales
                   charges.
             +     Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .........................................      .25%             .25%
Class C .........................................      .25%             .35%
Class D .........................................      .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 29, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A .........................................           $  1          $   10
Class D .........................................           $192          $1,215
--------------------------------------------------------------------------------

For the six months ended February 29, 2000, MLPF&S received contingent deferred sales charges of $65,914 and $1,158 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $43,760,817 and $50,766,714, respectively.

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized gains (losses) for the six months ended February 29, 2000 and net unrealized gains (losses) as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...........................  $(3,210,325)      $404,263
Financial futures contracts .....................        9,757        (52,500)
                                                   -----------       --------
Total ...........................................  $(3,200,568)      $351,763
                                                   ===========       ========
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized appreciation for Federal income tax purposes aggregated $404,263, of which $1,332,480 related to appreciated securities and $928,217 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $62,860,248.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $12,499,170 and $8,725,912 for the six months ended February 29, 2000 and for the year ended August 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended February 29, 2000                          Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             13,158         $   125,608
Shares issued to shareholders
in reinvestment of
dividends ..............................              9,288              89,553
                                                -----------         -----------
Total issued ...........................             22,446             215,161
Shares redeemed ........................           (191,275)         (1,843,053)
                                                -----------         -----------
Net decrease ...........................           (168,829)        $(1,627,892)
                                                ===========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 1999                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             97,727         $   973,842
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             15,300             205,667
                                                -----------         -----------
Total issued ...........................            113,027           1,179,509
Shares redeemed ........................           (329,069)         (3,458,826)
                                                -----------         -----------
Net decrease ...........................           (216,042)        $(2,279,317)
                                                ===========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended February 29, 2000                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................             195,231         $  1,885,701
Shares issued to shareholders
in reinvestment of
dividends ............................              46,464              447,681
                                              ------------         ------------
Total issued .........................             241,695            2,333,382
Automatic conversion of
shares ...............................             (14,614)            (142,668)
Shares redeemed ......................          (1,076,988)         (10,400,932)
                                              ------------         ------------
Net decrease .........................            (849,907)        $ (8,210,218)
                                              ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended August 31, 1999                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................             688,131         $  7,229,823
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             103,885            1,084,413
                                              ------------         ------------
Total issued .........................             792,016            8,314,236
Automatic conversion of
shares ...............................             (43,034)            (449,770)
Shares redeemed ......................          (1,313,598)         (13,668,474)
                                              ------------         ------------
Net decrease .........................            (564,616)        $ (5,804,008)
                                              ============         ============
--------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended February 29, 2000                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................              9,953         $    95,925
Shares issued to shareholders
in reinvestment of
dividends ..............................              5,157              49,697
                                                -----------         -----------
Total issued ...........................             15,110             145,622
Shares redeemed ........................           (128,321)         (1,229,136)
                                                -----------         -----------
Net decrease ...........................           (113,211)        $(1,083,514)
                                                ===========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 1999                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            153,729         $ 1,618,701
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             11,048             115,099
                                                -----------         -----------
Total issued ...........................            164,777           1,733,800
Shares redeemed ........................           (190,263)         (1,972,579)
                                                -----------         -----------
Net decrease ...........................            (25,486)        $  (238,779)
                                                ===========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended February 29, 2000                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             31,064         $   301,447
Automatic conversion of
shares .................................             14,602             142,668
Shares issued to shareholders
in reinvestment of
dividends ..............................             10,283              99,078
                                                -----------         -----------
Total issued ...........................             55,949             543,193
Shares redeemed ........................           (215,742)         (2,120,739)
                                                -----------         -----------
Net decrease ...........................           (159,793)        $(1,577,546)
                                                ===========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended August 31, 1999                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            313,889         $ 3,295,923
Automatic conversion of
shares .................................             43,021             449,770
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             31,010             324,211
                                                -----------         -----------
Total issued ...........................            387,920           4,069,904
Shares redeemed ........................           (428,529)         (4,473,712)
                                                -----------         -----------
Net decrease ...........................            (40,609)        $  (403,808)
                                                ===========         ===========
--------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund           February 29, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Robert R. Martin, Trustee of Merrill Lynch California Insured Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           16575--2/00

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